Exhibit 10.43

IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Amendment as of the year and date above first written.

LANDLORD:

900 NORTH MICHIGAN, LLC, a Delaware limited liability company

By:	/s/ PATRICK MEARA
Print Name:	PATRICK MEARA
Title:	VICE PRESIDENT

TENANT:

GROSVENOR CAPITAL MANAGEMENT, L.P., an Illinois limited partnership

By:	/s/ Paul Meister
Print Name:	Paul Meister
Title:	Vice Chairman

PIRCHER, NICHOLS & MEEKS

MEMORANDUM

BY HAND DELIVERY

TO: Dasha Dwin, Esq.

FROM: Michael J. McKeever MJM

DATE: January 25, 2013

SUBJECT: JMB / Grosvenor Capital Management / Fully Executed Sixth Amendment

---

Dasha,

Attached for your records is a fully executed, original Sixth Amendment to Office Lease in connection with Grosvenor's lease at 900 North Michigan Avenue.

Thank you for your assistance in this matter.

Regards,

Michael

Attachment

cc: Mr. Barry Graham (by Hand Delivery, with original)
JMB Realty Corporation - Legal Department (by Hand Delivery, with original)
Mr. Pat Meara (by Hand Delivery, with attachment)
Mr. Tom Omundson (by Hand Delivery, with attachment)
Mr. David Stein (via email, with attachment)

copies to:
Peggy Yott
Burke Montgomery
original in DSD files

SIXTH AMENDMENT TO OFFICE LEASE

THIS SIXTH AMENDMENT TO OFFICE LEASE (this "**Sixth Amendment**") is made and entered into as of ~~December~~ JANUARY 18, ~~2012~~ 2013 (the "**Effective Date**"), by and between **900 NORTH MICHIGAN, LLC**, a Delaware limited liability ("**Landlord**"), and **GROSVENOR CAPITAL MANAGEMENT, L.P.**, an Illinois limited partnership ("**Tenant**").

RECITALS:

A. Landlord's predecessor in interest, LaSalle Bank National Association, as Trustee under that certain Trust Agreement dated March 1, 1984 and known as Trust No. 107701 (the "**Trust**"), and Tenant entered into that certain Office Lease dated as of December 17, 2004 (the "**Original Lease**") pursuant to which the Trust leased to Tenant, and Tenant leased from the Trust, the "Premises" (as therein defined), in the property known as 900 North Michigan Building ("**Building**") the address of which is 900 North Michigan Avenue, Chicago, Illinois 60611 and consisting of approximately 72,883 square feet of rentable area on the 11th, 12th and 20th floors of the Building (the "**Original Premises**").

B. On or about April 27, 2005, the Trust assigned its interest in the Lease to Landlord.

C. On or about May 31, 2007, Tenant and Landlord entered into a First Amendment to Office Lease (the "**First Amendment**") to provide for Tenant's lease of additional space in the Building by subleasing from JMB Realty Corporation, a Delaware corporation ("**JMB**"), certain space located on the 13th floor of the Building, pursuant to that certain Sublease Agreement, dated as of June 1, 2007, by and between JMB and Tenant, as consented to and agreed upon by Landlord, as amended (as amended from time to time, the "**Sublease**").

D. On or about July 1, 2008, Tenant and Landlord entered into a Second Amendment to Office Lease (the "**Second Amendment**") to provide for Tenant's lease of additional space in the Building by exercising its right of first opportunity to lease certain space containing approximately 3,889 rentable square feet, and located on the 17th floor of the Building (together with the Original Premises, the "**Current Premises**").

E. On or about August 31, 2009 Tenant and Landlord entered into a Third Amendment to Office Lease (the "**Third Amendment**") to subordinate Tenant's right of first offer and right of first refusal with respect to certain space on the 18th floor of the Building to the right of the existing tenant thereunder to extend the current term of its lease.

F. On or about September 1, 2011 Tenant and Landlord entered into a Fourth Amendment to Office Lease (the "**Fourth Amendment**") to subordinate Tenant's right of first refusal and right of first offer with respect to certain space on the 16th and 17th floors of the Building to the right of LAMB Partners, an Illinois general partnership ("**Lamb**").

G. On or about May 31, 2012, Tenant and Landlord entered into a Fifth Amendment to Office Lease (the "**Fifth Amendment**") to, among other things, extend the term of the Lease

and to provide for the addition of the Sublease Space to the Lease from and after the Sublease Termination Date. The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are hereinafter referred to together as the "**Existing Lease**, " and the Existing Lease, as amended by this Sixth Amendment, is referred to herein as the "**Lease**."

G. The Fifth Amendment contained a scrivenor's error with respect to the calculation of Base Rent applicable to the 20th Floor for the period from 10/1/24 – 9/30/25 and a corresponding error in the Total Rent with respect to the Current Premises for the same period. The parties desire to amend the Lease to correct the calculation of Base Rent applicable to the 20th Floor for such period and the Total Rent with respect to the Current Premises for the same period.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the parties do hereby agree as follows:

1. **Amendment to Section 2 of the Fifth Amendment**. Section 2 of the Fifth Amendment shall be deleted in its entirety and replaced with the following:

"2. **Base Rent During Early Extension Period**. During the Early Extension Period, Tenant shall pay "Base Rent" pursuant to and in accordance with Section 2 of the Original Lease in the following amounts for the Current Premises:

20th Floor Rent

Period	Base Rent Rental Rate Per RSF Per Lease Year	Annual Base Rent	Monthly Base Rent
10/1/18-9/30/19	$21.50	$524,406.50	$43,700.54
10/1/19-9/30/20	$22.00	$536,602.00	$44,716.83

10/1/20-9/30/21	$22.50	$548,797.50	$45,733.13
10/1/21-9/30/22	$23.00	$560,993.00	$46,749.42
10/1/22-9/30/23	$23.50	$573,188.50	$47,765.71
10/1/23-9/30/24	$24.00	$585,384.00	$48,782.00
10/1/24-9/30/25	$24.50	$597,579.50	$49,798.29
10/1/25-9/30/26	$25.00	$609,775.00	$50,814.58

11th and 12th Floor Rent

Period	Base Rent Rental Rate Per RSF Per Lease Year	Annual Base Rent	Monthly Base Rent
10/1/18-9/30/19	$20.00	$969,840.00	$80,820.00
10/1/19-9/30/20	$20.50	$994,086.00	$82,840.50
10/1/20-9/30/21	$21.00	$1,018,332.00	$84,861.00
10/1/21-9/30/22	$21.50	$1,042,578.00	$86,881.50
10/1/22-9/30/23	$22.00	$1,066,824.00	$88,902.00
10/1/23-9/30/24	$22.50	$1,091,070.00	$90,922.50

10/1/24-9/30/25	$23.00	$1,115,316.00	$92,943.00
10/1/25-9/30/26	$23.50	$1,139,562.00	$94,963.50

17th Floor Rent

Period	Base Rent Rental Rate Per RSF Per Lease Year	Annual Base Rent	Monthly Base Rent
10/1/18-9/30/19	$20.00	$77,780.00	$6,481.67
10/1/19-9/30/20	$20.50	$79,724.50	$6,643.71
10/1/20-9/30/21	$21.00	$81,669.00	$6,805.75
10/1/21-9/30/22	$21.50	$83,613.50	$6,967.79
10/1/22-9/30/23	$22.00	$85,558.00	$7,129.83
10/1/23-9/30/24	$22.50	$87,502.50	$7,291.88
10/1/24-9/30/25	$23.00	$89,447.00	$7,453.92
10/1/25-9/30/26	$23.50	$91,391.50	$7,615.96

Total Rent With Respect to Current Premises:

Period	Annual Base Rent	Monthly Base Rent
10/1/18-9/30/19	$1,572,026.50	$131,002.21
10/1/19-9/30/20	$1,610,412.50	$134,201.04
10/1/20-9/30/21	$1,648,798.50	$137,399.88
10/1/21-9/30/22	$1,687,184.50	$140,598.71
10/1/22-9/30/23	$1,725,570.50	$143,797.54
10/1/23-9/30/24	$1,763,956.50	$146,996.38
10/1/24-9/30/25	$1,802,342.50	$150,195.21
10/1/25-9/30/26	$1,840,728.50	$153,394.04

Tenant shall not be required to pay the monthly Base Rent or Additional Rent for the Current Premises from October 1, 2018 through December 31, 2018, which rents shall abate in their entireties."

2. **Successors and Assigns**. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and permitted assigns.

3. **Counterparts**. This Sixth Amendment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

4. **Whole Agreement.** This Sixth Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Sixth Amendment, the latter provisions shall govern and control. Except as expressly amended herein, the original terms and conditions of the Lease remain in full force and effect.

5. **Not an Offer.** Neither party shall be bound by this Sixth Amendment until Landlord and Tenant both have executed and delivered the same to our other party.

6. **Capitalized Terms.** All capitalized terms used but not defined herein shall have the meanings attributed to them in the Lease.

No further text on this page. Signature page follows.